SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Filed by a Party Other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
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Applix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION
EXECUTIVE COMPENSATION AND RELATED MATTERS
COMPARATIVE STOCK PERFORMANCE GRAPH
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN
PROPOSAL 3 -- APPROVAL OF THE AMENDMENT TO THE 2001 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
OTHER MATTERS

APPLIX, INC.

289 Turnpike Road
Westborough, Massachusetts 01581-2831

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be Held on Thursday, May 27, 2004

       The 2004 Annual Meeting of Stockholders of Applix, Inc. (the “Company”) will be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts on Thursday, May 27, 2004 at 1:00 p.m., local time. At the meeting, stockholders will consider and vote on the following matters:

(1)	To elect two Class I Directors to serve until the 2007 Annual Meeting of Stockholders;

(2)	To approve the Company’s 2004 Equity Incentive Plan;

(3)	To amend the Company’s 2001 Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance thereunder from 800,000 shares to 1,300,000 shares;

(4)	To ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004; and

(5)	To transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record at the close of business on April 5, 2004 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

Milton A. Alpern, Clerk

Westborough, Massachusetts

April 12, 2004

      Your vote is important regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope in order to ensure representation of your shares. No postage need be affixed if the proxy is mailed in the United States.

APPLIX, INC.

289 Turnpike Road
Westborough, Massachusetts 01581-2831

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

to be Held on Thursday, May 27, 2004

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Solicitation of Proxies

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Applix, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held on May 27, 2004, and at any adjournment of that meeting. All proxies will be voted in accordance with the stockholders’ instructions, and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Clerk of the Company or by voting in person at the Annual Meeting.

      The notice of Annual Meeting, this Proxy Statement and accompanying proxy and the Company’s Annual Report for the fiscal year ended December 31, 2003 are first being mailed to stockholders on or about April 16, 2004.

Who Can Vote

      To be able to vote, you must have been a stockholder of record at the close of business on April 5, 2004. As of that date, 14,186,283 shares of common stock of the Company, constituting all of the outstanding voting stock of the Company, were outstanding. Each share of common stock will have one vote for each matter to be voted on at the Annual Meeting.

Quorum Requirement

      The holders of a majority of the number of shares of common stock outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of common stock represented in person or by proxy (including shares that abstain or otherwise do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

Votes Required

      The affirmative vote of the holders of a plurality of the votes cast by the holders of common stock is required for the election of directors. The affirmative vote of the holders of a majority of the votes represented by the shares of common stock present and voting on the matter is required for the approval of the 2004 Equity Incentive Plan, the amendment to the 2001 Employee Stock Purchase Plan and the ratification of the selection of the Company’s independent auditors.

      Shares that abstain from voting as to a particular matter, and shares held in “street name” by a broker or nominee that indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will not be voted in favor of such matter, and also will not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or the shares voting on that matter (such as the election of Class I Directors, the approval of the 2004 Equity Incentive Plan, the amendment to the 2001 Employee Stock Purchase Plan and the ratification of the selection of the Company’s independent auditors).

Beneficial Ownership of Voting Stock

      The following table sets forth the beneficial ownership of the Company’s common stock as of December 31, 2003 (1) by each director, (2) by each of the executive officers named in the Summary Compensation Table set forth below (the “Named Executive Officers”) and (3) by all current directors and executive officers as a group. There were no record holders of 5% or more of the Company’s outstanding common stock, except as included in the table below.

	Number of Shares	Percentage of
	Beneficially	Outstanding
	Owned(1)	Common Stock(2)

Non-Employee Directors
Bradley D. Fire(3)	1,537,111	11.9%
Alain J. Hanover(4)	74,887	*
John D. Loewenberg(5)	71,550	*
Peter Gyenes(6)	55,832	*
Charles F. Kane(7)	53,219	*
Named Executive Officers
David C. Mahoney(8)	175,250	1.3%
Milton A. Alpern(9)	15,625	*
Craig Cervo(10)	254,937	1.9%
Alan Goldsworthy(11)	648,456	4.8%
Walt Hilger(12)	91,874	*
All current directors and executive officers as a group (8 persons)(13)	2,238,411	16.6%

*	Less than 1%.

(1)	Each person has sole investment and voting power with respect to the shares indicated as beneficially owned, except as otherwise noted. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership. In accordance with Securities and Exchange Commission (“SEC”) rules, each person listed is deemed to beneficially own any shares issuable upon the exercise of stock options held by him or her that were exercisable on December 31, 2003 or within 60 days after December 31, 2003 and any shares such person has a right to receive on December 31, 2003 or within 60 days after December 31, 2003, pursuant to stock awards under the Company’s 2003 Director Equity Plan; any reference in these footnotes to stock options or stock awards refers only to such options or awards, respectively.

(2)	Percentage ownership calculations are based on 12,914,752 shares of common stock outstanding as of December 31, 2003. Any shares that may be acquired upon the exercise of stock options or upon the receipt of stock awards pursuant to the Company’s 2003 Director Equity Plan on or prior to February 29, 2004 are deemed to be outstanding for the purpose of calculating the percentage of the outstanding common stock owned by such person or entity. These shares, however, are not considered outstanding when computing the percentage ownership of any other person or entity.

(3)	Mr. Fire’s address is 10512 S. Highland Lane, Olathe, KS 66061. Comprised of 1,534,974 shares held by Mr. Fire and his spouse and the right to receive 2,137 shares under the Company’s 2003 Director

Equity Plan. In addition, Mr. Fire purchased 328,947 shares of common stock from the Company on February 27, 2004, which are not reflected in his beneficial ownership total reported in this table.

(4)	Includes 44,000 shares subject to stock options and the right to receive 3,561 shares under the Company’s 2003 Director Equity Plan.

(5)	Includes 24,852 shares held by Mr. Loewenberg and Linda P. Loewenberg and 5,000 shares held by Ms. Loewenberg. Includes 36,000 shares subject to stock options and the right to receive 5,698 shares under the Company’s 2003 Director Equity Plan.

(6)	Includes 40,000 shares subject to stock options and the right to receive 2,137 shares under the Company’s 2003 Director Equity Plan.

(7)	Includes 36,000 shares subject to stock options and the right to receive 3,561 shares under the Company’s 2003 Director Equity Plan.

(8)	Includes 130,250 shares subject to stock options held by Mr. Mahoney.

(9)	Consists of shares subject to stock options held by Mr. Alpern.

(10)	Includes 248,603 shares subject to stock options held by Mr. Cervo.

(11)	Mr. Goldsworthy resigned from the Company as President and Chief Executive Officer and as a director effective February 27, 2003. Includes 568,750 shares subject to stock options held by Mr. Goldsworthy. This information is based solely on the Company’s stock records.

(12)	Mr. Hilger resigned from the Company as Chief Financial Officer effective June 3, 2003. Includes 59,575 shares subject to stock options held by Mr. Hilger. Pursuant to Mr. Hilger’s Severance Agreement, the vesting of Mr. Hilger’s stock options continued until December 3, 2003 and his vested stock options remained exercisable until March 2, 2004. This information is based solely on the Company’s stock records.

(13)	Includes a total of 567,572 shares subject to stock options or stock awards under the 2003 Director Equity Plan held by the current directors and executive officers as a group.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

Members of the Board of Directors

      The Company’s Board of Directors is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently two Class I Directors, whose terms expire at this Annual Meeting; two Class II Directors, whose terms expire at the 2005 Annual Meeting; and two Class III Directors, whose terms expire at the 2006 Annual Meeting (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal).

      Set forth below are the names and certain information with respect to each director of the Company, including the nominees for Class I Directors.

Class I Directors (Terms expiring at this Annual Meeting; each nominated for a term expiring at the 2007 Annual Meeting):

      Mr. Fire, age 34, has been a director of the Company since February 2003. Mr. Fire has been the owner of Peeper Ranch, an equestrian facility, since March 2000. Mr. Fire served as a Senior Software Engineer of Go2Net, Inc., an Internet services company, from June 1998 to February 2000. Mr. Fire served as the co-Chief Executive Officer of Silicon Investor, a consumer website devoted to discussion about technology stocks, from May 1995 to June 1998.

      Mr. Loewenberg, age 63, has been a director of the Company since March 2001 and Chairman of the Board of Directors since July 2002. Mr. Loewenberg has been the Managing Partner of JDL Enterprises, a consulting company, since 1996. Mr. Loewenberg served as interim President and Chief Executive Officer of Wang Healthcare Information Systems, an electronic medical record solution company, from March 1998 to September 1998. From November 1996 to June 1997, Mr. Loewenberg served as President and Chief Executive Officer of FormMaker Software, Inc., a document management software company, that merged into DocuCorp International. From 1989 to 1995, he served as Senior Vice President and Chief Information Officer of Aetna Life and Casualty, an insurance company. Mr. Loewenberg is currently a director of CompuCom and DocuCorp International.

Class II Directors (Terms expiring at the 2005 Annual Meeting):

      Mr. Hanover, age 55, has been a director of the Company since July 1992. Mr. Hanover has been the Managing Director and Chief Executive Officer of Navigator Technology Ventures, a venture capital firm, since January 2002. He was the Managing Partner of Main Street Partners LLC, a venture capital firm, from August 2000 to December 2001. Mr. Hanover served as the President and Chief Executive Officer of InCert Software Corp., a computer software development and distribution company, from October 1997 to July 2000. Mr. Hanover served as Chairman of the Board of Directors and Chief Executive Officer of Viewlogic Systems, Inc., an engineering software company, from 1984 until May 1997.

      Mr. Kane, age 46, has been a director of the Company since March 2001. Mr. Kane has been the Senior Vice President and Chief Financial Officer of Aspen Technology, Inc., a provider of process management software and implementation services, since July 2003. He served as President and Chief Executive Officer of Corechange, Inc., an e-business access framework software provider, from May 2001 until its sale to Open Text Corporation in February 2003. From May 2000 to May 2001, Mr. Kane served as the Chief Operating Officer of Corechange. Before joining Corechange, from March 2000 to May 2000, Mr. Kane served as Executive Vice President and Chief Financial Officer of Ascential Software Corporation (formerly known as Informix Corporation), a global provider of information management software. Mr. Kane served as Executive Vice President and Chief Financial Officer of Ardent Software, Inc., a data integration software supplier, from November 1995 to March 2000 when it was acquired by Ascential.

Class III Directors (Terms expiring at the 2006 Annual Meeting):

      Mr. Mahoney, age 59, has been a director of the Company since October 1992. Mr. Mahoney served as interim President and Chief Executive Officer of the Company from February 28, 2003 to April 22, 2003 and has served as President and Chief Executive Officer since April 22, 2003. Mr. Mahoney served as Chief Executive Officer of Verbind, Inc., a provider of real-time behavioral analysis and event triggering technology, from May 2001 until February 2003, following the sale of Verbind to SAS Institute. Prior to joining Verbind, Mr. Mahoney served as Chairman of the Board of Directors of LeadingSide, Inc. (formerly Dataware Technologies, Incorporated), an e-business solutions provider, from February 2000 to May 2001, and President and Chief Executive Officer of LeadingSide from January 1999 to February 2000. LeadingSide filed for bankruptcy protection in April 2001. Mr. Mahoney served as President and Chief Executive Officer of Sovereign Hill Software, Inc., a collaborative knowledge discovery software provider, from January 1998 to December 1998, when it merged with Dataware Technologies. Mr. Mahoney served as Chairman of the Board and Chief Executive Officer of ePresence, Inc. (formerly Banyan Systems, Inc.), a networking software and services company, from 1983 until May 1997.

      Mr. Gyenes, age 58, has been a director of the Company since May 2000. Mr. Gyenes has served as the Chief Executive Officer of Ascential Software Corporation (formerly known as Informix Corporation), a global provider of information management software, since July 2000. Mr. Gyenes was Chairman, President and Chief Executive Officer of Ardent Software, Inc., a data integration software supplier, from April 1997 until the sale of Ardent to Ascential in March 2000. Mr. Gyenes is a member of the Board of Directors of Ascential Software Corporation, Concerto Software and ViryaNet. Mr. Gyenes is also a member of the Board of Trustees of the Massachusetts Software Council.

Determination of Independence

      The Company’s common stock is listed on The NASDAQ SmallCap Market. Under current NASDAQ rules, a majority of the Board of Directors must be comprised of independent directors. NASDAQ defines “independent director” as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and specifically excludes persons having certain types of relationships with the Company from being considered independent. The Board of Directors has determined that each of Messrs. Fire, Gyenes, Hanover, Kane and Loewenberg is an “independent director” under current NASDAQ rules.

Director Candidates

      The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board of Directors.

      In considering whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in the Company’s Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

      Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s common stock for at least a year as of the date such recommendation is made, to the Chairman of the Nominating and Corporate Governance Committee, Applix, Inc., 289 Turnpike Road, Westborough, MA 01581. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholder Communications

      The Board of Directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The Chairman of the Board of Directors is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the other directors as he considers appropriate.

      Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board of Directors considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

      Stockholders who wish to send communications on any topic to the Board of Directors should address such communications in care of the Chairman of the Board of Directors, at Applix, Inc., 289 Turnpike Road, Westborough, MA 01581.

Code of Business Conduct and Ethics

      The Company has adopted a written Code of Business Conduct and Ethics (the “Code”) that applies to the Company’s directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has posted the Code on its website, which is located at www.applix.com. In addition, the Company intends to disclose on its website any amendments to, or waivers from, any provision of the Code that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Attendance by Members of the Board of Directors at Meetings

      The Board of Directors met 14 times during 2003. Each director attended at least 75% of the aggregate number of Board meetings and the number of meetings held by all committees on which he then served.

      The Company’s Corporate Governance Guidelines provide that directors are expected to attend the Annual Meeting of Stockholders. Five out of the Company’s six directors attended the 2003 Annual Meeting.

Board Committees

      The Board of Directors has established three standing committees — Audit, Compensation, and Nominating and Corporate Governance — each of which operates under a charter that has been approved by the Board of Directors. Current copies of each committee’s charter are posted on the Investor Relations — Corporate Governance section of the Company’s website, www.applix.com. In addition, a copy of the Audit Committee charter, as in effect on the date of this Proxy Statement, is attached as Appendix A.

      The Board of Directors has determined that all of the members of each of the Board of Directors’ three standing committees are independent as defined under the new rules of the NASDAQ Stock Market that become applicable to the Company on the date of the 2004 Annual Meeting, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). In particular, the Board of Directors has determined that, although Mr. Fire falls outside the safe harbor provisions of Rule 10A-3(e)(1)(ii) under the Exchange Act because he beneficially owns more than 10% of the Company’s outstanding common stock, Mr. Fire nevertheless meets the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In addition, all of the members of the Audit Committee are independent as defined by the rules of the NASDAQ Stock Market that apply to the Company until the date of the 2004 Annual Meeting.

Audit Committee

      The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of the Company’s independent auditor;

•	overseeing the work of the Company’s independent auditor, including through the receipt and consideration of certain reports from independent auditors;

•	reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;

•	monitoring the Company’s internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing the Company’s internal audit function;

•	discussing the Company’s risk management policies;

•	establishing policies regarding hiring employees from the independent auditor and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with the Company’s internal staff, independent auditors and management; and

•	preparing the audit committee report required by SEC rules (which is included on page 11 of this proxy statement).

      The Board of Directors has determined that Mr. Kane is an “audit committee financial expert” as defined in Item 401(h) of

Regulation S-K.

      The members of the Audit Committee are Messrs. Kane (Chairman), Fire, Hanover and Loewenberg. The Audit Committee met 16 times during 2003.

Compensation Committee

      The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	determining the CEO’s compensation;

•	reviewing and approving, or making recommendations to the Board of Directors with respect to, the compensation of the Company’s other executive officers;

•	overseeing an evaluation of the Company’s senior executives;

•	overseeing and administering the Company’s cash and equity incentive plans; and

•	reviewing and making recommendations to the Board of Directors with respect to director compensation.

      The members of the Compensation Committee are Messrs. Hanover (Chairman), Gyenes and Loewenberg. The Compensation Committee met 10 times during 2003.

Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become Board members;

•	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board of Directors’ committees;

•	reviewing and making recommendations to the Board of Directors with respect to management succession planning;

•	developing and recommending to the Board of Directors corporate governance principles; and

•	overseeing the evaluation of the Board of Directors.

      The members of the Nominating and Corporate Governance Committee are Messrs. Loewenberg (Chairman), Gyenes and Hanover. The Nominating and Corporate Governance Committee met once during 2003.

Directors’ Compensation

Cash Compensation

      Employee directors of the Company do not receive compensation for their services as directors. The non-employee directors receive annual compensation for their services as directors as follows:

•	$10,000 to each non-employee director;

•	an additional $25,000 for the non-employee director serving as the Chairman of the Board;

•	an additional $25,000 for the non-employee director serving as the Audit Committee chairman; and

•	an additional $12,500 for the non-employee director serving as the Compensation Committee chairman.

      In addition, non-employee directors are reimbursed for expenses incurred in connection with attendance at Board of Directors meetings.

Stock Options

      Pursuant to the 2003 Director Equity Plan (the “2003 Director Plan”), (1) each non-employee director received a stock option for 10,000 shares of common stock on January 1, 2004, (2) each non-employee director receives a stock option for 10,000 shares of common stock on January 1 of each year, so long as he or she continues to serve as a director and provided he or she attended at least 75% of the meetings of the Board of Directors and any committees on which he or she served in the preceding year and (3) each new non-employee director receives a stock option to purchase 10,000 shares of common stock upon such director’s initial election to the Board of Directors (an “Election Grant”). All of the stock options described above have an exercise price equal to the fair market value of the common stock on the date of grant. Except for Election Grants, the stock options become exercisable on the first anniversary of the date of grant (or upon an earlier change in control of the Company), provided the optionee continues to serve as a director of the Company on such date; and expire seven years from the date of grant or 90 days after the optionee ceases to serve as a director. Election Grants become exercisable in two equal annual installments on the first and second anniversaries of the date of grant (or upon an earlier change in control of the Company), provided the optionee continues to serve as a director of the Company on such date.

Stock Awards

      The non-employee directors automatically received grants of common stock of the Company on June 12, 2003, the date the Company’s stockholders approved the 2003 Director Equity Plan and automatically receive grants of common stock of the Company on January 1 of each year as follows:

•	$5,000 worth of common stock to each non-employee director serving as a director on such date;

•	an additional $10,000 worth of common stock to the non-employee director serving as Chairman of the Board of Directors on such date;

•	an additional $2,500 worth of common stock to each non-employee director serving on the Audit Committee on such date;

•	an additional $5,000 worth of common stock to the non-employee director serving as the Chairman of the Audit Committee on such date;

•	an additional $2,500 worth of common stock to each non-employee director serving on the Compensation Committee on such date;

•	an additional $2,500 worth of common stock to the non-employee director serving as the Chairman of the Compensation Committee on such date; and

•	an additional $2,500 worth of common stock to each non-employee director serving on the Nominating and Corporate Governance Committee on such date, provided that such grant shall not be made if such non-employee director is also a member of either the Compensation Committee or the Audit Committee on such date.

      Such common stock shall be valued at the average closing price of the common stock on The NASDAQ SmallCap Market (or such other principal exchange on which the common stock is then listed, or the average of the closing bid and asked prices in the over-the-counter market, as applicable) on the five consecutive trading days ending two days prior to the date of each grant.

Report of the Audit Committee of the Board of Directors

      The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2003 and has discussed these financial statements with the Company’s management and the Company’s independent auditors. The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The Company’s independent auditors are responsible for conducting an independent audit of the Company’s annual financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.

      The Audit Committee has also received from, and discussed with, the Company’s independent auditors various communications that the Company’s independent auditors are required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). SAS 61 (as codified in AU Section 380 of the Codification of

Statements on Auditing Standards) requires the Company’s independent auditors to discuss with the Company’s Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

      The Company’s independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the independent auditors their independence from the Company.

      Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

      By the Audit Committee of the Board of Directors of Applix, Inc. for 2003.

Bradley D. Fire
Alain J. Hanover
Charles F. Kane
John D. Loewenberg

EXECUTIVE COMPENSATION AND RELATED MATTERS

Summary Compensation

      The following Summary Compensation Table sets forth certain information concerning the compensation for each of the last three fiscal years of (1) the Chief Executive Officer (the “CEO”) of the Company as of December 31, 2003, (2) the other two persons serving as executive officers as of December 31, 2003 and (3) the two other persons who served as executive officers during the year ended December 31, 2003.

				Long-Term
				Compensation
				Awards(3)
		Annual Compensation(2)
				Number of Shares
	Fiscal			Underlying Stock	All Other
Name and Principal Position	Year(1)	Salary	Bonus	Options	Compensation

David C. Mahoney(4)	2003	$243,186	$134,176	710,000
President and Chief Executive Officer
Milton A. Alpern(5)	2003	$97,500	42,283	125,000
Chief Financial Officer and Treasurer
Craig Cervo	2003	$190,000	$58,120	87,500
Vice President — Product	2002	$190,000	$58,663	—
Development	2001	$182,099	$35,000	124,286
Alan Goldsworthy(6)	2003	$37,500	—	—	$550,925	(7)
Former President and Chief	2002	$225,000	$72,203	100,000
Executive Officer	2001	$215,625	$90,000	400,000
Walt Hilger(8)	2003	$68,750	—	87,500	$84,327	(9)
Former Chief Financial Officer and	2002	$150,000	$82,002	—
Treasurer	2001	$136,004	$31,727	138,750

(1)	Compensation information has been reported for only those fiscal years in which the person served as an executive officer for all or part of such year.

(2)	Other annual compensation in the form of perquisites and other personal benefits has been omitted, in accordance with the rules of the SEC, as the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for each executive officer in each fiscal year covered.

(3)	The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payouts during any fiscal year covered.

(4)	Mr. Mahoney served as interim President and Chief Executive Officer of the Company from February 28, 2003 to April 22, 2003 and has served as President and Chief Executive Officer since April 22, 2003. Mr. Mahoney was not an executive officer of the Company prior to 2003.

(5)	Mr. Alpern became the Chief Financial Officer and Treasurer of the Company on June 16, 2003. Mr. Alpern was not an executive officer of the Company prior to 2003.

(6)	Mr. Goldsworthy resigned as President and Chief Executive Officer effective February 27, 2003.

(7)	Represents severance payments of $281,250 and cancellation of indebtedness of $256,114 pursuant to Mr. Goldsworthy’s Severance Agreement dated February 27, 2003 and a payment for unused vacation time of $13,561.

(8)	Mr. Hilger resigned as Chief Financial Officer and Treasurer effective June 3, 2003.

(9)	Represents severance payments of $75,000 pursuant to Mr. Hilger’s Severance Agreement dated June 3, 2003 and a payment for unused vacation time of $9,327.

Stock Option Grants

      The following table sets forth information regarding the granting of stock options during 2003 to the Named Executive Officers:

	Individual Grants					Potential Realizable
						Value at Assumed
	Number of	Percent of				Annual Rates of Stock
	Shares	Total Options				Price Appreciation for
	Underlying	Granted to				Option Term(2)
	Options	Employees in	Exercise Price
Executive Officer	Granted	Fiscal Year	Per Share(1)	Expiration Date		5%	10%

David C. Mahoney	10,000	(3)	$1.11	1/1/2010		$4,511	$10,521
	350,000	22.50%	$1.60	4/22/2010		$227,968	$531,272
	350,000	22.50%	$2.03	8/13/2010		$289,237	$674,054
Milton A. Alpern	125,000	8.03%	$1.96	6/16/2010		$99,731	$232,426
Craig Cervo	87,500	5.62%	$1.64	2/5/2010		$58,411	$136,131
Alan Goldsworthy	—	—	—	—		—	—
Walt Hilger	87,500	5.62%	$1.64	3/2/2004	(4)	$7,175	$14,350

(1)	Stock options are intended to be incentive stock options at the time of grant (to the extent they qualify therefor) and generally terminate ninety days following termination of the executive officer’s employment with the Company or on the expiration date, whichever occurs earlier. The exercise price of each stock option is equal to the fair market value per share of the common stock on the date of grant.

(2)	Amounts represent hypothetical gains that could be achieved for the respective stock options if exercised at the end of the stock option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective stock options were granted to their expiration date. The grants shown are net of the stock option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the stock option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the common stock, the optionholder’s continued employment through the stock option period, and the date on which the stock options are exercised.

(3)	This stock option was granted to Mr. Mahoney pursuant to the 2000 Director Stock Option Plan for his service as a non-employee director for the year ended December 31, 2002, prior to becoming the Company’s President and Chief Executive Officer in February 2003. Because stock options under the 2000 Director Stock Option Plan are granted only to non-employee directors of the Company, this stock option has been excluded from the total stock options granted to employees in the year ended December 31, 2003.

(4)	Pursuant to Mr. Hilger’s Severance Agreement dated as of June 3, 2003, his stock options terminated on March 2, 2004.

Stock Option Exercises and Holdings

      The following table sets forth certain information concerning the number and value of exercised stock options during the year ended December 31, 2003 by each of the Named Executive Officers and the number and value of unexercised stock options held by each of the Named Executive Officers on December 31, 2003.

Number of Shares
			Underlying	Value of Unexercised
			Unexercised Options at	In-the-Money Options
	Shares		Fiscal Year-End	at Fiscal Year-End(2)
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized(1)	Unexercisable	Unexercisable

David C. Mahoney	—	—	85,250/666,250	$128,778/$1,140,263
Milton A. Alpern	—	—	15,625/109,375	$24,531/$ 171,719
Craig Cervo	6,334	$10,057	225,255/139,331	$158,559/$ 256,458
Alan Goldsworthy	93,750	$78,336	525,000/ 68,750	$196,813/$ 33,938
Walt Hilger	84,237	$167,349	59,575/ 0 (3)	$60,977/ —

(1)	Represents the difference between the stock option exercise price and the closing price of the common stock on the date of exercise.

(2)	Represents the closing price of the common stock on December 31, 2003, the last trading day of 2003 ($3.53 per share), less the stock option exercise price.

(3)	Pursuant to Mr. Hilger’s Severance Agreement dated as of June 3, 2003, the vesting of his stock options terminated on December 3, 2003.

Equity Compensation Plan Disclosure

      The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2003:

			Number of
			securities
			remaining available
			for future issuance
	Number of securities	Weighted-average	under equity
	to be issued upon	exercise price of	compensation
	exercise of	outstanding	plans (excluding
	outstanding options,	options, warrants	securities reflected
Plan Category	warrants and rights	and rights	in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	3,671,390 (2)	$3.44 (2)	1,200,075 (3)
Equity compensation plans not approved by security holders	0	N.A.	0

Total	3,671,390		1,200,075

(1)	Consists of the following equity compensation plans: the 1984 Stock Option Plan, 1994 Equity Incentive Plan (“1994 Equity Plan”), the 1996 Director Stock Option Plan, the 2000 Director Stock Option Plan (the “2000 Director Plan”), the 2001 Employee Stock Purchase Plan (the “2001 ESPP”) and the 2003 Director Plan.

(2)	Excludes an aggregate of 80,584 shares issuable in connection with the current offering period under the 2001 ESPP; such shares are included in column (c) of the table. Excludes 19,650 shares issuable pursuant to outstanding options under the Company’s 1996 Sinper Stock Option Plan (a plan assumed by the Company in connection with its acquisition of Sinper Corporation), which stock options have a weighted average exercise price of $3.25.

(3)	Consists of 728,548 shares currently issuable under the 1994 Equity Plan, 75,000 shares issuable under the 2000 Director Plan, 270,442 shares issuable under the 2003 Director Plan, and 126,085 shares issuable under the 2001 ESPP and in connection with current and future offering periods under such plan.

Retention Arrangements

      The Company entered into an Executive Change-in-Control Agreement with Mr. Cervo in April 2003 and a Retention Agreement with Mr. Mahoney in May 2003 and with Mr. Alpern in June 2003. The agreements provide for certain severance benefits in the event the executive’s employment is terminated under specified circumstances. Mr. Cervo’s, Mr. Mahoney’s and Mr. Alpern’s agreements expire on December 31, 2004, provided that (i) the agreements are subject to automatic one-year extensions unless prior notice of agreement termination is given by the Company and (ii) the executives are entitled to the severance benefits provided therein if a change in control occurs during the term of the respective agreement and the executive’s employment is terminated under specified circumstances within 12 months after such change in control (even if such employment termination date is after the termination date of the applicable agreement). Upon a change in control, all outstanding stock options of the executives become exercisable in full irrespective of whether an employment termination occurs.

      If Mr. Mahoney’s employment is terminated by the Company without cause or by Mr. Mahoney for good reason within 12 months following a change in control, Mr. Mahoney will receive a continuation of base salary and target bonus during the one-year period following employment termination. If Mr. Mahoney’s employment terminates without cause or for good reason at any time other than within 12 months following a change in control, Mr. Mahoney will receive a continuation of base salary and a continuation of vesting of his outstanding stock options during the one-year period following employment termination.

      If Mr. Alpern’s employment is terminated by the Company without cause or by Mr. Alpern for good reason within 12 months following a change in control, Mr. Alpern will receive a continuation of base salary and target bonus during the six-month period following employment termination. If Mr. Alpern’s employment is terminated by the Company without cause or by Mr. Alpern for good reason at any time other than within 12 months following a change in control, Mr. Alpern will receive a continuation of base salary and a continuation of vesting of his outstanding stock options during the six-month period following employment termination.

      If Mr. Cervo’s employment is terminated by the Company without cause or by such executive for good reason within 12 months following a change in control, Mr. Cervo will receive a continuation of base salary during the six-month period following employment termination.

      If the amount of severance payments to the executives following a change in control exceeds certain limits (generally three times the average of such executive’s compensation over the previous five years), a portion of the amount will be subject to an excise tax and will not be deductible by the Company under the United States Internal Revenue Code of 1986, as amended (the “Code”).

Termination of Employment Arrangements

      On February 27, 2003, the Company entered into a Severance Agreement with Mr. Goldsworthy. Pursuant to this agreement, the Company agreed to pay Mr. Goldsworthy an aggregate of $281,250, payable in monthly installments, representing Mr. Goldsworthy’s base salary for 15 months. The Company will also provide Mr. Goldsworthy certain medical benefits for a 15-month period after his termination. In addition, the Company forgave all outstanding principal and interest due under a Secured Promissory Note dated July 30, 2001 in the principal amount of $225,002, executed pursuant to the Company’s Executive Stock Loan Purchase Program. Pursuant to the Severance Agreement, Mr. Goldsworthy transferred to the Company 51,429 shares of the Company’s common stock that Mr. Goldsworthy purchased with the funds loaned to him pursuant to such Secured Promissory Note. Mr. Goldsworthy also agreed to make himself available for consultation until August 27, 2003 and agreed to certain non-disclosure, non-competition and non-solicitation restrictions.

      On June 3, 2003, the Company entered into a Severance Agreement with Mr. Hilger. Pursuant to this agreement, the Company agreed to pay Mr. Hilger an aggregate of $75,000, payable in monthly installments, representing Mr. Hilger’s base salary for six months. The Company also provided Mr. Hilger with certain medical benefits for a six-month period after his termination. Mr. Hilger also agreed to certain non-disclosure, non-competition and non-solicitation restrictions.

Certain Relationships and Related Transactions

      Pursuant to the Company’s Executive Stock Loan Purchase Program, in September 2000, a total of ten executives of the Company, including Mr. Goldsworthy and Mr. Hilger, purchased shares of the Company’s common stock under the Company’s 1994 Equity Incentive Plan, at a purchase price of $4.375 per share. The purchases were funded by full recourse loans from the Company.

      The loans have a term of five years (maturing July 31, 2005) and have an interest rate of 6% with interest payable upon maturity of the loan. The loans provide for mandatory repayment in the event of the sale of the shares, the voluntary termination of employment by the employee or the termination of employment by the Company for cause (as defined in the loan documents). The executive may repay the loan any time before the loan is due. The shares purchased through the Executive Stock Loan Purchase Program are held as collateral against the outstanding loan. The following table sets forth the number of shares purchased by Mr. Goldsworthy and Mr. Hilger under this program, the aggregate purchase price and the outstanding balance of the loans as of February 29, 2004:

			Amount
		Aggregate Purchase	Outstanding
	Number of	Price (Amount	as of
Executive Officers	Shares Purchased	of Loan)	February 29, 2004

Alan Goldsworthy	51,429	$225,002	$0 (1)
Former President and Chief Executive Officer
Walt Hilger	25,143	$110,001	$135,632
Former Chief Financial Officer and Treasurer

(1)	The full amount of Mr. Goldsworthy’s loan was forgiven by the Company in accordance with the Severance Agreement dated February 27, 2003 between the Company and Mr. Goldsworthy.

Compensation Committee Interlocks and Inside Participation

      The Compensation Committee currently consists of Messrs. Gyenes, Hanover and Loewenberg. No member of the current Compensation Committee has been an officer or employee of ours at any time. None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Compensation Committee Report On Executive Compensation

General

      The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors (the “Committee”), which throughout 2003 was comprised of three non-employee directors. The Committee is responsible for determining the salaries of, establishing bonus programs for, and granting stock options to, the Company’s executive officers and for overseeing compensation programs and strategies for the entire Company. In making decisions regarding executive compensation, the Committee receives and considers input from the Company’s Chief Executive Officer.

      The Committee has three general goals in determining executive compensation. First, the Committee seeks to provide incentive for, and to reward, the attainment of objectives for the benefit of the Company and its stockholders. Second, the Committee seeks to compensate executive officers in a manner that enables the Company to attract and retain talented executive officers who can contribute to the success of the Company. Third, the Committee seeks to set the compensation of each executive at a level that it believes is fair, based on both the executive officer’s relative contribution to the Company and the compensation levels of similarly situated executive officers in comparable companies.

      The Company’s executive compensation consists of three principal elements: salary, bonuses and equity grants.

      In establishing base salaries for executive officers, the Committee considers numerous factors such as the executive’s responsibilities, the executive’s importance to the Company, the executive’s performance in the prior year, historical salary levels of the executive, and the salaries of executive officers at certain other companies whose business and/or financial situation is similar to that of the Company. To the extent it deems it appropriate, the Committee also considers general economic conditions within the area and within the industry. Based on these factors and considerations, the Committee elected to set Mr. Mahoney’s 2003 annual base salary at $250,000.

      The Committee believes that it is important to tie a significant portion of the compensation of executive officers to the attainment of corporate success, thus aligning the objectives and rewards of Company’s executive officers with those of the stockholders of the Company. For 2003, the Committee established a bonus program for the executive officers based on a variety of corporate objectives, including revenue, operating income, cash balance and cash collections goals, as well as the attainment of individual objectives. As such, bonuses are comprised of amounts determined pursuant to a formula based on overall corporate objectives and amounts determined on a discretionary basis by the Committee for individual objectives and achievements. Under this bonus program, each current executive officer was assigned a target bonus, which ranged up to $140,000 (in the case of Mr. Mahoney). For Mr. Mahoney and Mr. Alpern, corporate objective bonuses generally were comprised of revenue objectives (one-third of total bonus), net income objectives (one-third of total bonus) and cash balance objectives (one-third of total bonus). Mr. Cervo’s corporate objective bonus was structured as a revenue objective (65%) and a net income objective (35%). Each executive officer also received as part of their bonus discretionary amounts determined by the Committee for individual achievements and objectives. For example, Mr. Mahoney’s discretionary bonus was based on his execution of corporate strategy and achievement of strategic alliances, among other factors.

      The Committee also uses stock options as a significant element of the compensation package of executive officers, because it believes stock options provide an incentive to executive officers to maximize stockholder value and because they compensate executive officers only to the extent that the Company’s stockholders receive a return on their investment. Moreover, because stock options granted to executive officers generally become exercisable over a four-year period and terminate upon or shortly after the termination of the executive’s employment with the Company, stock options serve as a means of retaining these executive officers. In determining the total number of shares of common stock to be covered by stock option grants to executive officers in a given year, the Committee takes into account the number of shares of common stock covered by, and the exercise price of, outstanding stock options, the number of shares reserved for issuance under the Company’s stock option plan, any promotions that occur during the year, recommendations of management concerning stock option grants to employees below executive level, the Company’s projected hiring needs for the coming year and the recent performance of the Company. In making individual stock option grants to executive officers, the Committee considers the same factors considered in the determination of base salary levels, recent promotions, as well as the stock and stock option holdings of each executive and the exercise price and remaining vesting schedule of such executive’s stock options.

      In August 2003, the Committee granted a stock option to Mr. Mahoney for 350,000 shares of common stock that vests in full on the fifth anniversary of the stock option grant date. Vesting of the stock option will accelerate in full upon the achievement of any one of four corporate goals for the Company established by the Committee. As of February 29, 2004, no shares subject to the stock option had vested. The Committee believes the grant of this stock option aligns Mr. Mahoney’s incentives more closely with those of stockholders to maximize the financial performance of the Company.

      In determining the compensation of the Chief Executive Officer, the Committee considered the same factors and goals that it used in determining the compensation of the other executive officers.

Compliance with Internal Revenue Code Section 162(m)

      Under Section 162(m) of the Code, compensation in excess of $1.0 million paid to the chief executive officer and four other most highly compensated executive officers of a public company generally will not be deductible by the company for federal income tax purposes. Certain performance-based compensation, however is excluded from this limitation if certain requirements are met. Most stock option grants under the Company’s stock option plans are intended to comply with the performance-based exception to Section 162(m), thus excluding from the Section 162(m) limitation the income recognized by executive officers pursuant to stock options. The Committee intends to review periodically the potential effect of Section 162(m) and may in the future decide to structure certain other executive compensation programs so that they comply with the performance-based requirements of Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the plans will meet the performance-based requirements under Section 162(m). In addition, the Committee reserves the right to use its judgment to grant stock options and authorize compensation payments that do not comply with the performance-based exceptions in Section 162(m) of the Code when the Committee believes such stock options and payments are appropriate and in the best interests of stockholders, after taking into consideration changing business conditions or the officer’s performance.

      By the Compensation Committee of the Board of Directors of Applix, Inc. for 2003.

Peter Gyenes
Alain J. Hanover
John D. Loewenberg

COMPARATIVE STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return on the common stock of the Company between December 31, 1998 and December 31, 2003 with the cumulative total return of (1) the CRSP Total Return Index for The NASDAQ Stock Market (U.S.) (the “NASDAQ Composite Index”) and (2) NASDAQ Computer & Data Processing Index (the “NASDAQ Computer Index”) over the same period. The Company historically included a comparison to the Standard & Poor’s Computer (Software and Services) Index (the “S&P Computer Index”), which ceased being published as of December 31, 2001. The Company selected the NASDAQ Computer Index in lieu of the S&P Computer Index. This graph assumes the investment of $100.00 on December 31, 1998 in the Company’s common stock and assumes any dividends are reinvested.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG APPLIX, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

*	$100 invested on December 31, 1998 in stock or index—including reinvestment of dividends. Fiscal year end December 31.

	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	1998	1999	2000	2001	2002	2003

APPLIX, INC.	$100.00	$466.14	$64.52	$36.13	$28.65	$91.10
NASDAQ COMPOSITE INDEX	$100.00	$185.43	$111.83	$88.76	$61.37	$91.75
NASDAQ COMPUTER INDEX	$100.00	$219.99	$101.25	$81.54	$56.23	$74.08

PROPOSAL 1 — ELECTION OF DIRECTORS

      The persons named in the enclosed proxy will vote to elect each of Bradley D. Fire and John D. Loewenberg as Class I Directors, unless authority to vote for the election of the nominees is withheld by marking the proxy to that effect. Each of the nominees is currently a Class I Director of the Company. Each of Mr. Fire and Mr. Loewenberg has indicated his willingness to serve, if elected, but if any of such persons should be unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board of Directors. Proxies may not be voted for a greater number of persons than the number of nominees named herein. The Board of Directors recommends that you vote “FOR” the election of Messrs. Fire and Loewenberg.

PROPOSAL 2 — APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

      On February 3, 2004, the Board of Directors of the Company adopted, subject to stockholder approval, the 2004 Stock Incentive Plan (the “2004 Plan”). Up to 1,000,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2004 Plan.

      The 2004 Plan is intended to replace the Company’s 1994 Equity Incentive Plan (the “1994 Plan”), which expired by its terms on April 10, 2004. As of February 29, 2004, stock options to purchase 3,719,520 shares of common stock were outstanding under the 1994 Plan and an additional 142,686 shares were reserved for future stock option grants. All outstanding stock options remain in effect, but no additional awards may be made under the 1994 Plan.

      The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, the Board of Directors believes approval of the 2004 Plan is in the best interests of the Company and its stockholders and recommends a vote “FOR” the approval of the 2004 Plan and the reservation of 1,000,000 shares of common stock for issuance thereunder.

Summary of the 2004 Plan

      The following is a brief summary of the 2004 Plan. The following summary is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached as Appendix B to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the 2004 Plan may be obtained from the Clerk of the Company.

Types of Awards

      The 2004 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-statutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock and the grant of stock appreciation rights (collectively, “Awards”).

      Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified stock option price and subject to such other terms and conditions as are specified in connection with the stock option grant. Stock options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the common stock on the date of grant. Under present law, however, incentive stock options and stock options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the Company or its subsidiaries). Incentive stock options may not be granted for a term in excess of ten years (five years in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the company or its subsidiaries). Stock options shall be exercisable at such times and subject to such terms and conditions as the Board of Directors may specify in the applicable stock option agreement. The 2004 Plan permits the following forms of payment of the exercise price of stock options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) surrender to the Company of shares of common stock, (iii) to the extent permitted by applicable law and by the Board delivery to the Company of a promissory note, (iv) any other lawful means as the Board may determine, or (v) any combination of these forms of payment.

      Restricted Stock Awards. Restricted stock Awards entitle recipients to acquire shares of common stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

      Other Stock-Based Awards. Under the 2004 Plan, the Board of Directors has the right to grant other Awards based upon the common stock having such terms and conditions as the Board of Directors may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock and the grant of stock appreciation rights.

Eligibility to Receive Awards

      Employees, officers, directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the 2004 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its subsidiaries. The maximum number of shares with respect to which Awards may be granted to any participant under the 2004 Plan may not exceed 750,000 shares per calendar year.

Plan Benefits

      As of February 29, 2004, approximately 131 persons were eligible to receive Awards under the 2004 Plan, including the Company’s three executive officers and five non-employee directors. The granting of Awards under the 2004 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

      On April 5, 2004, the last reported sale price of the Company’s common stock on The NASDAQ SmallCap Market was $4.53.

Administration

      The 2004 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2004 Plan and to interpret the provisions of the 2004 Plan. Pursuant to the terms of the 2004 Plan, the Board of Directors may delegate authority under the 2004 Plan to one or more committees or subcommittees of the Board of Directors. The Board of Directors has authorized the Compensation Committee to administer certain aspects of the 2004 Plan, including the granting of stock options to executive officers, and has authorized a committee of the Board of Directors, consisting of Mr. Mahoney, to grant stock options, subject to limitations set by the Board of Directors, to newly hired employees.

      Subject to any applicable limitations contained in the 2004 Plan, the Board of Directors, the Compensation Committee, or any other committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of common stock covered by stock options and the dates upon which such stock options become exercisable, (ii) the exercise price of stock options, (iii) the duration of stock options, and (iv) the number of shares of common stock subject to any restricted stock Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price. The Board of Directors may also defer delivery of shares of common stock subject to any Awards to such time or times, and on such conditions, as the Board of Directors may specify.

      The Board of Directors is required to make appropriate adjustments in connection with the 2004 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2004 Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (i) any merger or consolidation of the Company with or into another entity as a result of which all of the common stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (ii) any exchange of all of the common stock of the Company for cash, securities or other property pursuant to a share exchange transaction. Upon the occurrence of a Reorganization Event, all outstanding stock options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding stock options, then the Board of Directors must either accelerate the stock options to make them fully exercisable prior to consummation of the Reorganization Event or provide for a cash out of the value of any outstanding stock options. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding restricted stock Award will inure to the benefit of the acquiring or succeeding corporation. The Board of Directors will specify the effect of a Reorganization Event on any other Award at the time the Award is granted.

      If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such Award will again be available for grant under the 2004 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Amendment or Termination

      No Award may be made under the 2004 Plan after February 2, 2014, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2004 Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company’s stockholders.

      If Stockholders do not approve the adoption of the 2004 Plan, the 2004 Plan will not go into effect, and the Company will not grant any Awards under the 2004 Plan. In such event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of the needs of the Company.

Federal Income Tax Consequences

      The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

      A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the stock option grant date and ending three months before the date the participant exercises the stock option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

      A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the stock option was granted and more than one year after the stock option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options

      A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the stock option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock

      A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

      The tax consequences associated with any other stock-based Award granted under the 2004 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying common stock.

Tax Consequences to Us

      There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL 3 — APPROVAL OF THE AMENDMENT TO THE 2001 EMPLOYEE STOCK PURCHASE PLAN

      On February 3, 2004, the Board of Directors adopted, subject to stockholder approval, an amendment to the 2001 Employee Stock Purchase Plan (the “ESPP”) increasing the total number of shares reserved for issuance by an additional 500,000 shares of common stock to an aggregate of 1,300,000 shares of common stock. This amendment will enable the Company to continue to grant purchase rights to eligible employees under the terms and conditions of the ESPP.

      The Board of Directors of the Company believes that the ESPP enhances the ability of the Company to attract and retain qualified employees and provides further incentive to employees as a result of their equity interest in the Company. Accordingly, the Board of Directors believes this amendment to the ESPP is in the best interests of the Company and its stockholders and recommends a vote “FOR” this proposal.

Summary of the ESPP

      On February 26, 2001, the Board of Directors adopted the ESPP. The purpose of the ESPP is to encourage ownership of stock of the Company by employees whose continued services are essential to the Company’s future progress, and to provide them with an incentive to continue as employees of the Company.

      The following summary is qualified in its entirety by reference to the ESPP, a copy of which is attached as Appendix C to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the ESPP may be obtained from the Clerk of the Company.

      All employees, including executive officers and directors who are employees, of the Company and certain of the Company’s subsidiaries (the “Designated Subsidiaries”) are eligible to participate in the ESPP if such employees (1) have been employed by the Company or a Designated Subsidiary prior to enrolling in the ESPP and prior to the date that an offering commences under the ESPP and (2) are customarily employed for more than 20 hours per week and for more than five months in a calendar year by the Company or a Designated Subsidiary. However, no employee is eligible to participate in the ESPP if he or she possesses 5% or more of the total combined voting power or value of the stock of Company’s or any parent or subsidiary corporation immediately after the grant of an option under the ESPP. No employee may be granted an option that permits the right to purchase stock under the ESPP (and all other employee stock purchase plans of the Company and its parent and subsidiaries) to accrue at a rate that exceeds $25,000 of the fair market value of the stock, determined by the value of such shares as of the applicable offering commencement dates, per calendar year in which such option is outstanding at any time. As of February 29, 2004, approximately 119 employees of the Company were eligible to participate in the ESPP. Because participation in the ESPP is at the election of the Company’s employees, the benefits to be received by any particular executive officer, by all current executive officers as a group or by non-executive officer employees as a group cannot be determined by the Company at this time.

      The Company has reserved a total of 800,000 shares of common stock for issuance under the ESPP, and as of February 29, 2004, 45,501 shares remained available for future issuances under the ESPP (all of which are expected to be purchased in the current offering scheduled to end on July 31, 2004). The ESPP is conducted in a series of offerings. Offerings under the ESPP commence on each February 1 and August 1, or the first business day thereafter, and continue for six month periods. To participate in an offering under the ESPP, an employee must authorize the Company to deduct from 1% to 10% of his or her base pay during the offering period. At the end of each offering period, the accumulated payroll deductions of each participating employee are used to purchase shares of common stock at the purchase price for that offering period. The purchase price of the shares in each offering period is 85% of the closing price per share of the common stock on The NASDAQ SmallCap Market on either the first day or last day of the offering period, whichever is lower. The maximum number of shares of common stock that may be issued in any offering is 200,000.

      The Board of Directors of the Company may at any time terminate or amend the ESPP; provided, however that no such amendment shall be made to the ESPP (a) without approval of the stockholders of the Company if approval of such amendment is required by Section 423 of the Code, or (b) which would cause the ESPP to fail to comply with Section 423 of the Code.

      The ESPP may be administered by the Board of Directors or by a Committee appointed by the Board of Directors, which is authorized to make rules and regulations for the administration and interpretation of the ESPP.

Federal Income Tax Consequences

      The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the ESPP and with respect to the sale of common stock acquired under the ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Tax Consequences to Participants

      A participant will not have income upon enrolling in the ESPP or upon purchasing stock at the end of an offering.

      A participant may have both compensation income and a capital gain or loss upon the sale of stock that was acquired under the ESPP. The amount of each type of income and loss will depend on when the participant sells the stock.

      If the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the stock, at a profit (the sales proceeds exceed the purchase price), then the participant will have compensation income equal to the lesser of:

•	15% of the value of the stock on the day the offering commenced; and

•	the participant’s profit.

Any excess profit will be long-term capital gain. If the participant sells the stock at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.

      If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she purchased the stock. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company

      There will be no tax consequences to the Company except that we will be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Participation in the 2001 Employee Stock Purchase Plan

      The following table sets forth information with respect to participation in the ESPP by each Named Executive Officer (as defined under “Executive Compensation”), all current executive officers as a group and all other employees as a group during the fiscal year ended December 31, 2003.

	Shares of Common	Purchase Price
Name of Individual and Position	Stock Purchased	($ Per Share)(1)

David C. Mahoney	—	—
President and Chief Executive Officer
Milton A. Alpern	—	—
Chief Financial Officer and Treasurer
Craig Cervo	—	—
Vice President — Product Development
Alan Goldsworthy	5,514	$1.02
Former President and Chief Executive Officer
Walt Hilger	3,676	$1.02
Former Chief Financial Officer and Treasurer
All current executive officers as a group (3 persons)	—	—
All other employees as a group	226,401	$1.17

(1)	Represents a weighted average per share purchase price.

PROPOSAL 4 — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

General

      The Audit Committee of the Board of Directors has selected the firm of Deloitte & Touche LLP, independent auditors, as the Company’s auditors for the fiscal year ending December 31, 2004. Although stockholder approval of the selection of Deloitte & Touche LLP is not required by law, the Company’s Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If the proposal is not approved by the Company’s stockholders at the 2004 Annual Meeting, the Audit Committee may reconsider its selection of Deloitte & Touche LLP. The Board of Directors believes ratification of Deloitte & Touche LLP as the Company’s auditors for the fiscal year ending December 31, 2004 is in the best interests of the Company and its stockholders and recommends a vote “FOR” this proposal.

      Representatives of Deloitte & Touche LLP are expected to be present at the 2004 Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Independent Auditors’ Fees and Other Matters

Independent Auditors’ Fees

      The following table summarizes the fees that Ernst & Young LLP and Deloitte & Touche LLP billed to the Company for each of the last two fiscal years for audit services and other services.

				Fiscal Year
	Fiscal Year 2003			2002

	Deloitte &	Ernst &		Ernst & Young
Type of Fee	Touche LLP	Young LLP	Total	LLP

Audit Fees(1)	$225,000	$101,500	$326,500	$542,900
Audit Related Fees(2)	$65,000	$—	$65,000	$—
Tax Fees(3)	$210,000	$12,500	$222,500	$80,300
All Other Fees(4)	$—	$—	$—	$—

Total	$500,000	$114,000	$614,000	$623,200

(1)	Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees”. These services relate to due diligence related to mergers and acquisitions, internal control reviews, statutory audits, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax fees for Deloitte & Touche LLP in fiscal year 2003 consist of fees for tax compliance, tax advice and tax planning services. Tax fees for Ernst & Young LLP in fiscal years 2002 and 2003 consist of fees for tax compliance services. Tax compliance services, which relate to preparation of original tax returns and tax planning and reporting services, accounted for $110,500 in 2003 (such total comprised of fees of $98,000 paid to Deloitte & Touche LLP and $12,500 paid to Ernst & Young LLP) and $80,300 in 2002 (total paid to Ernst & Young LLP). Tax advice and tax planning services, which relate to assistance with tax audits, employee benefit plans and a transfer price study, accounted for $85,000 in 2003 (total paid to Deloitte & Touche LLP). The Company also paid $27,000 to Deloitte & Touche LLP in 2003 for valuation services relating to the Company’s sale of its customer relationship management business for tax planning purposes only. The valuation services were provided and completed by Deloitte & Touche LLP prior to Deloitte & Touche LLP’s appointment as independent auditor of the Company.

(4)	The Company did not pay any other fees in fiscal years 2002 and 2003 to Deloitte & Touche LLP and Ernst & Young LLP.

Pre-Approval Policy and Procedures

      The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent auditor. This policy generally provides that the Company will not engage its independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

      From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

      The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent auditor. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

Leased Employees

      In connection with its engagement to audit our consolidated financial statements for the year ended December 31, 2003, Deloitte & Touche LLP has informed us that no work was performed by persons other than its full-time, permanent employees.

Change in Independent Auditors

      On September 15, 2003, the Company’s Audit Committee voted to dismiss Ernst & Young LLP as the Company’s independent auditors and to engage Deloitte & Touche LLP as the Company’s independent auditors.

      Ernst & Young LLP’s report on the Company’s financial statements for each of the fiscal years ended December 31, 2001 and December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Company’s fiscal years ended December 31, 2001 and December 31, 2002 and the subsequent interim period preceding the decision to change independent auditors, the Company had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements.

      During the course of its audit of the Company’s financial statements for the year ended December 31, 2002, Ernst & Young LLP advised the Company’s Audit Committee that in connection with the review of a customer contract, information had come to Ernst & Young LLP’s attention that led Ernst & Young LLP to conclude that it could no longer rely on the representations of certain members of management of the Company. Those members of management are no longer employed by the Company.

      In connection with its audit of the Company’s financial statements for the year ended December 31, 2002, Ernst & Young LLP also advised the Company’s Audit Committee and management that certain internal controls necessary for the Company to develop reliable financial statements did not exist. Specifically, Ernst & Young LLP advised the Company’s Audit Committee and management that deficiencies in the design and operation of certain internal control components included: (i) a failure in its contract review process with respect to revenue recognition for a contract with a German customer; (ii) a lack of segregation of duties affecting revenue recognition with respect to amendments to a particular customer contract; and (iii) a lack of understanding of the appropriate accounting for expense allocation associated with certain payments made in connection with an acquisition by the Company. The Company believes it has addressed these internal control matters by implementing additional control procedures involving management’s review and evaluation of contracts, contract signing authority and segregation of duties.

      Except as set forth in the two preceding paragraphs, there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

      The Company provided Ernst & Young LLP with a copy of the foregoing disclosures. A copy of Ernst & Young LLP’s letter to the SEC, dated September 22, 2003 is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 22, 2003.

      During the Company’s fiscal years ended December 31, 2001 and December 31, 2002 and the subsequent interim period preceding the decision to engage Deloitte & Touche LLP as its independent auditors, neither the Company, nor anyone acting on behalf of the Company, consulted Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any reportable event (as described in Item 304(a)(1)(v)) of Regulation S-K).

OTHER MATTERS

      The Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

      All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

Stockholder Proposals

      Proposals of stockholders intended to be included in the Company’s proxy statement for the 2005 Annual Meeting of Stockholders must be received by the Company at its principal office not later than December 17, 2004.

      If a stockholder who wishes to make a proposal at the 2005 Annual Meeting — other than one that will be included in the Company’s proxy materials — does not notify the Company by March 2, 2005, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and the holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership of the Company’s common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on its review of copies of reports filed by the directors and executive officers of the Company pursuant to Section 16(a) or written representations by the persons required to file these reports, the Company believes that during 2003 all filing requirements of Section 16(a) were satisfied, except that Mr. Cervo filed one late Form 4 for the grant of an employee stock option; Mr. Fire filed one late Form 4 for the purchase of common stock; Mr. Goldsworthy filed one late Form 4 for the grant of an employee stock option; Mr. Gyenes filed one late Form 4 for the grant of a director stock option; Mr. Hilger filed one late Form 4 for the grant of an employee stock option; Mr. Kane filed one late Form 4 for the grant of a director stock option; Mr. Loewenberg filed one late Form 4 for the grant of a director stock option; and Mr. Mahoney filed three late Forms 4, one for the grant of a director stock option and two for the grant of two separate employee stock options.

Householding of Annual Meeting Materials

      We have adopted the cost saving practice of “householding” proxy statements and annual reports. Some banks, brokers and other nominee record holders are also “householding” the proxy statements and annual reports for their customers. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Applix, Inc., 289 Turnpike Road, Westborough, Massachusetts 01581, (508) 870-0300, Attention Investor Relations. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

By Order of the Board of Directors,

Milton A. Alpern, Clerk

April 12, 2004

      The Board of Directors hopes that stockholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed Proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

APPENDIX A

APPLIX, INC.

AUDIT COMMITTEE CHARTER

(As amended and restated as of February 3, 2004)

A.     Purpose

      The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B. Structure and Membership

      1.     Number. The Audit Committee shall consist of at least three members of the Board of Directors.

      2.     Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

      3.     Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

      4.     Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

      5.     Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

      6.     Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

      The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

      1.     Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

      2.     Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

      3.     Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

      4.     Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

      5.     Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

—	critical accounting policies and practices;

—	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

—	other material written communications between the independent auditor and Company management.

Audited Financial Statements

      6.     Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

      7.     Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

      8.     Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

      9.     Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

      10.     Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

      11.     Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      12.     Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

      13.     Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.     Procedures and Administration

      1.     Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management; and (iii) the Company’s internal auditors. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

      2.     Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

      3.     Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

      4.     Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

      5.     Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

      6.     Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

      7.     Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

      8.     Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance.

APPENDIX B

APPLIX, INC.

2004 EQUITY INCENTIVE PLAN

1.	Purpose

      The purpose of this 2004 Equity Incentive Plan (the “Plan”) of Applix, Inc., a Massachusetts corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

      All of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options, stock appreciation rights, restricted stock and other stock-based awards (each, an “Award”) under the Plan. Each person who has been granted an Award under the Plan shall be deemed a “Participant”.

3.	Administration and Delegation

      (a)     Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

      (b)     Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or executive officers.

4.	Stock Available for Awards

      (a)     Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 1,000,000 shares of common stock, $0.0025 par value per share, of the Company (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

      (b)     Sub-limits. Subject to adjustment under Section 9, the following sub-limits on the number of shares subject to Awards shall apply:

(1) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 750,000 shares of Common Stock per calendar year. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(2) Limit on Awards other than Options and SARS. The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be 750,000.

5.	Stock Options

      (a)     General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

      (b)     Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company, any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

      (c)     Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement; provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of the Common Stock, as determined by the Board at the time such Incentive Stock Option is granted.

      (d)     Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement, except that such date in the case of an Incentive Stock Option, shall in no case be later than 10 years after the date on which the option is granted.

      (e)     Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

      (f)     Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent permitted by applicable law and by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

      (g)     Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.	Stock Appreciation Rights

      (a)     General. A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

      (b)     Grants. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

(1) Tandem Awards. When Stock Appreciation Rights are expressly granted in tandem with Options, (i) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (iv) the Stock Appreciation Right will be transferable only with the related Option.

(2) Independent SARs. A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

      (c)     Exercise. Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

7.	Restricted Stock

      (a)     Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

      (b)     Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

      (c)     Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

8.	Other Stock-Based Awards

      Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Unit Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any Award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant’s right to future delivery of the Common Stock.

9.	Adjustments for Changes in Common Stock and Certain Other Events

      (a)     Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the share- and per-share provisions of each Stock Appreciation Right, (v) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

      (b)     Reorganization Events

      (1)     Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

      (2)     Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

      For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

      To the extent all or any portion of an Option becomes exercisable solely as a result of clause (ii) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price; such repurchase right (x) shall lapse at the same rate as the Option would have become exercisable under its terms and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to clause (ii) above.

      (3)     Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

      10.     General Provisions Applicable to Awards

      (a)     Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

      (b)     Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

      (c)     Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

      (d)     Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

      (e)     Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

      (f)     Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

      (g)     Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

      (h)     Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

      (i)     Deferred Delivery of Shares Issuable Pursuant to an Award. The Board may, at the time any Award is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place.

      (j)     Performance Conditions.

      (1)     This Section 11(i) shall be administered by a Committee approved by the Board, all of the members of which are “outside directors” as defined by Section 162(m) (the “Section 162(m) Committee”).

      (2)     Notwithstanding any other provision of the Plan, if the Section 162(m) Committee determines at the time a Restricted Stock Award or Other Stock Unit Award is granted to a Participant who is then an officer, that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee (as defined in Section 162(m)), then the Section 162(m) Committee may provide that this Section 11(i) is applicable to such Award.

      (3)     If a Restricted Stock Award or Other Stock Unit Award is subject to this Section 11(i), than the lapsing of restrictions thereon and the distribution of cash or Shares pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Section 162(m) Committee, which shall be based on the attainment of specified levels of one or any combination of the following: (a) earnings per share, (b) return on average equity or average assets with respect to a pre-determined peer group, (c) earnings, (d) earnings growth, (e) revenues, (f) expenses, (g) stock price, (h) market share, (i) return on sales, assets, equity or investment, (j) regulatory compliance, (k) improvement of financial ratings, (l) achievement of balance sheet or income statement objectives, (m) total shareholder return, (n) net operating profit after tax, (o) pre-tax or after-tax income, (p) cash flow, or (q) such other objective goals established by the Board, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles,

(iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals may vary by Participant and may be different for different Awards. Such performance goals shall be set by the Section 162(m) Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).

      (4)     Notwithstanding any provision of the Plan, with respect to any Restricted Stock Award or Other Stock Unit Award that is subject to this Section 11(i), the Section 162(m) Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Section 162(m) Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

      (5)     The Section 162(m) Committee shall have the power to impose such other restrictions on Awards subject to this Section 11(i) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

      11.     Miscellaneous

      (a)     No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

      (b)     No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

      (c)     Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company’s stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

      (d)     Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)).

      (e)     Provisions for Foreign Participants. The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

      (f)     Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to any applicable conflicts of law.

Appendix C

APPLIX, INC.

2001 EMPLOYEE STOCK PURCHASE PLAN

(as amended by the Board of Directors on February 3, 2004)

The purpose of this Plan is to provide eligible employees of Applix, Inc. (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of the Company’s common stock, $.0025 par value (the “Common Stock”), commencing on February 1, 2001. One million three hundred thousand (1,300,000) shares of Common Stock in the aggregate have been approved for this purpose. This Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.

     1. Administration. The Plan will be administered by the Company’s Board of Directors (the “Board”) or by a Committee appointed by the Board (the “Committee”). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

     2. Eligibility. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a “Designated Subsidiary”), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

     (a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

     (b) they have been employed by the Company or a Designated Subsidiary prior to enrolling in the Plan; and

     (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

     No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

     3. Offerings. The Company will make one or more offerings (“Offerings”) to employees to purchase stock under this Plan. The first Offering (the “First Offering”) will begin on April 1, 2001 (the “First Offering Commencement Date”). All subsequent Offerings will begin each August 1 and February 1, or the first business day thereafter (the “Offering Commencement Dates”). The First Offering Commencement Date will begin a period of four months and each other Offering Commencement Date will begin a six-month period (each, a

“Plan Period”) during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings. The maximum number of shares of Common Stock that may be issued in any Offering is 200,000.

     4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee’s appropriate payroll office at least five (5) days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” means the amount of money reportable on the employee’s Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee’s Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

     5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount at a rate of between 1% and 10% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made, with any change in compensation during the Plan Period to result in an automatic corresponding change in the dollar amount withheld.

     No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

     6. Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

     7. Interest. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

     8. Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee’s account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

     9. Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (“Option”) to purchase on the last business day of such Plan Period (the “Exercise Date”), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $2,083 by the number of full months in the Offering Period and dividing the result by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

     The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

     Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

     Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period will be automatically refunded to the employee.

     10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

     11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee’s termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee’s account shall be paid to the employee or, in the event of the employee’s death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee’s estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

     12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

     13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

     14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

     15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

     16. Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation (“Continuity of Control”), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

     In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or in the event of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, then (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such

Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

     17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

     18. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased in any Offering exceeds the maximum number of shares available for such Offering, the Board or the Committee will allot the shares then available on a pro rata basis.

     19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

     20. Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

     21. Governing Law. The Plan shall be governed by Massachusetts law except to the extent that such law is preempted by federal law.

     22. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

     23. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

     24. Effective Date and Approval of Shareholders. The Plan shall take effect on February 26, 2001 subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

Adopted by the Board of Directors on February 26, 2001 and by Stockholders on May 4, 2001.

Amended by the Board of Directors on February 3, 2004.

PROXY	PROXY

APPLIX, INC.

ANNUAL MEETING OF STOCKHOLDERS – MAY 27, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF APPLIX, INC.

     The undersigned, having received notice of the Annual Meeting of Stockholders (the “Annual Meeting”) of Applix, Inc. (the “Company”) and management’s Proxy Statement therefor, and revoking all prior proxies, hereby appoint(s) Milton A. Alpern and Patrick J. Rondeau, and each of them (with full power of substitution), as proxies of the undersigned to attend the Annual Meeting to be held on Thursday, May 27, 2004 and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

     Attendance of the undersigned at the Annual Meeting or at any adjourned session thereof will not be deemed to revoke this Proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this Proxy is signed by the undersigned in every such capacity as well as individually.

     IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF.

(Continued and to be signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

APPLIX, INC.

MAY 27, 2004

PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.	To elect Bradley D. Fire and John D. Loewenberg as Class I Directors of the Company:

☐   FOR ALL NOMINEES
☐   WITHHOLD AUTHORITY FOR ALL NOMINEES
☐   FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

Nominees:	o	Bradley D. Fire
	o	John D. Loewenberg

2.	To approve the Company’s 2004 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	To amend the Company’s 2001 Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance thereunder from 800,000 shares to 1,300,000 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

FOR	AGAINST	ABSTAIN
☐	☐	☐

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY OF THE PROPOSALS SPECIFIED ABOVE, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

     To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder                     Date

Signature of Stockholder                     Date

     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title. If signer is a partnership, please sign in partnership name by authorized person.